EXHIBIT 99.2

Stock Pledge Agreement

THIS STOCK PLEDGE AGREEMENT dated as of September 30, 2005 (this "Agreement"), is entered into by and among SPORT CHALET, INC., a Delaware corporation (the "Company"), NORBERT OLBERZ and IRENE OLBERZ, both individually and in their capacities as the trustees of THE OLBERZ FAMILY TRUST ("Olberz"), CRAIG L. LEVRA ("Levra") and HOWARD K. KAMINSKY ("Kaminsky"), in light of the following facts:

RECITALS

A.    The parties hereto have entered into that certain Tax Indemnification Agreement of even date herewith, pursuant to which Levra and Kaminsky (each, an "Indemnitor") have agreed to indemnify Olberz (the "Indemnitee") for certain tax liabilities arising by reason of the Transfer of the Shares (as such terms as defined in the Tax Indemnification Agreement).

B.    The Indemnitee is unwilling to enter into the Tax Indemnification Agreement unless the Indemnitors enter into this Agreement, by which the Indemnitors shall grant the Indemnitee an unperfected security interest in 457,263 shares of Company Class B Common Stock owned by the Indemnitors as security for the payment and performance of the Indemnitors' obligations to the Indemnitees under the Tax Indemnification Agreement.

C.    The Indemnitors, to induce the Indemnitee to enter into the Transfer of the Shares, are willing to enter into this Agreement with Indemnitee.

NOW, THEREFORE, in consideration of the above premises, the parties hereby agree as follows:

1.    Pledge of Shares.  Each of the Indemnitors hereby pledges and grants a continuing security interest to the Indemnitees in the number of shares of Company Class B Common Stock set forth below the name of such Indemnitor on the signature page of this Agreement, together with all proceeds, replacements, substitutions, newly-issued stock, stock received by reason of a stock split, bonus or any other form of issue, dividend or distribution with respect to or arising from the stock (collectively, the "Collateral").

2.    Obligations Secured.  The pledge and security interest of an Indemnitor effectuated hereby shall secure all of such Indemnitor's obligations to the Indemnitee under the Tax Indemnification Agreement (collectively, the "Obligations").

3.    Representations And Warranties Regarding The Collateral.  Each Indemnitor represents and warrants that:  (i) all of the shares of stock described in Section 1 hereinabove pledged by such Indemnitor are fully paid, non-assessable and validly issued; (ii) such Collateral was not issued in violation of any person's or entity's preemptive rights; (iii) such Collateral is owned free and clear of any and all security interests, pledges, options to purchase or sell, redemptions or liens, other than Permitted Liens (as defined below); (iv) such Indemnitor has full power to convey such Collateral; and (v) no financing statements covering such Collateral are recorded with any cognizant state official or recording office.

4.    Permitted Liens. Notwithstanding anything contained herein to the contrary, the Indemnitors may now or hereafter deliver, pledge and grant a security interest in the Collateral in favor of, and the Collateral may be subject to claims, security interests, encumbrances and liens placed by, a lender to the Indemnitors as security for the indebtedness of the Indemnitors. At the discretion of the Indemnitors, Permitted Liens may be senior in priority to the pledge and security interest effectuated hereby.

5.    Events of Default.  The Indemnitors hereby appoint the President of the Company as each Indemnitor's attorney-in-fact to arrange, upon the occurrence of an event of default under the Tax Indemnification Agreement, for a transfer of the Collateral on the books of the Company to the name of the affected Indemnitee or to the name of the Indemnitee's nominee, subject, in all cases, to any senior rights granted to others in connection with Permitted Liens.

6.    Voting Rights.  During the term of this Agreement, so long as no event of default has occurred under the Tax Indemnification Agreement, the Indemnitors shall have the right to vote the Collateral on all corporate questions for all purposes not inconsistent with the terms of this Agreement.  Upon the occurrence of such an event of default, the Indemnitee shall thereafter have, at his discretion, the option to exercise all voting powers and other corporate rights pertaining to the Collateral, subject, in all cases, to any senior rights granted to others in connection with Permitted Liens.  The Indemnitee may, upon or at any time after the occurrence of such an event of default, at the Indemnitee's option, transfer or register the Collateral or any part thereof into the Indemnitee's own or the Indemnitee's nominee's name, subject, in all cases, to any senior rights granted to others in connection with Permitted Liens.

7.    Stock Adjustments.  If during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued to the Indemnitors by reason of any such change or exercise shall be delivered to and held by the Company under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

8.    Remedies Upon Default.  Upon the occurrence and during the continuation of an event of default under the Tax Indemnification Agreement,

(a)    The Indemnitee may:

(i)    Exercise in respect of the Collateral, any one or more of the rights and remedies available under the California Uniform Commercial Code and other applicable law; or

(ii)    Sell or otherwise assign, give an option or options to purchase or dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Company's offices or elsewhere upon such terms and conditions as the Indemnitee may deem advisable and at such prices as the Indemnitee may deem best, for cash, on credit or for future delivery without assumption of any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of the Indemnitors, which claim, right and equity are hereby expressly waived and released, subject, however, in all cases, to any senior rights granted to others in connection with Permitted Liens.

(b)    The Indemnitee shall not be obligated to make any sale or other disposition of the Collateral, or any part thereof, unless the terms thereof shall, in the Indemnitee's sole discretion, be satisfactory to such Indemnitee. The Indemnitee may, if it deems it reasonable, postpone or adjourn the sale of any of the Collateral, or any part thereof, from time to time by an announcement at the time and place of such sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

(c)    All cash proceeds received by the Indemnitee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Indemnitee, be held by it as collateral for the Obligations and/or then or at any time thereafter applied, without any marshaling of rights, remedies or assets, and after payment of any amounts payable to the Indemnitee hereunder and, after deducting all reasonable costs and expenses of every kind in connection with the care, safekeeping, collection, sale, delivery or otherwise of any or all of the Collateral or in any way relating to the rights of the Indemnitee hereunder (including attorneys' fees and disbursements), to the payment of reduction of the Obligations. Any surplus of such cash or cash proceeds held by the Indemnitee and remaining after payment in full of all the Obligations shall be paid over to the Indemnitors or to whomsoever may be lawfully entitled to receive such surplus.

(d)    All rights granted to the Indemnitee shall be subject, in all cases, to any senior rights granted to others in connection with Permitted Liens.

9.    Term.  This Agreement shall remain in full force and effect until the Indemnitors have satisfied all of their obligations to the Indemnitee under the Tax Indemnification Agreement.

10.   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, heirs and assigns.

11.   Applicable Law.  This Agreement shall be governed by and construed under the laws of the State of California.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.   Integrated Agreement.  This Agreement and the Tax Indemnification Agreement evidencing the Obligations secured hereby set forth the entire understanding of the parties with respect to the within matters, and may not be modified except by a writing signed by all parties.

13.   Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same instrument and agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 30th day of September 2005.

SPORT CHALET, INC.

By:	/s/ Craig L. Levra
Craig L. Levra, President

By:	/s/ Norbert Olberz
Norbert Olberz, individually and as trustee of The Olberz Family Trust

By:	/s/ Irene Olberz
Irene Olberz, individually and as trustee of The Olberz Family Trust

By:	/s/ Craig L. Levra
Craig L. Levra

By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky